UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2018

Eloxx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31326	84-1368850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Winter Street Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 577-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm

On June 18, 2018, the audit committee (the “Audit Committee”) of the board of directors of Eloxx Pharmaceuticals, Inc. (the “Company”) approved the dismissal of Kost Forer Gabbay & Kaiserer, a Member of Ernst & Young Global (“EY”), as the Company’s independent registered public accounting firm and provided EY with notice of such dismissal.

The reports of EY on the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through June 18, 2018, there have been (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference thereto in their reports on the Company’s financial statements, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided EY with a copy of the disclosures made herein and has requested that EY furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of that letter is included as Exhibit 16.1 to this Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

Also on June 18, 2018, the Audit Committee approved the engagement of Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent registered public accounting firm, effective June 19, 2018, for the fiscal year ending December 31, 2018.

During the fiscal years ended December 31, 2017 and 2016 and the subsequent interim periods preceding the dismissal of EY, the Company had not consulted with Deloitte & Touche regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that Deloitte & Touche concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Information and Exhibits

(d)	Exhibits

Exhibit Number	Description

16.1	Letter of Kost Forer Gabbay & Kaiserer, a Member of Ernst & Young Global, dated June 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELOXX PHARMACEUTICALS, INC.

Date: June 21, 2018	By:	/s/ Gregory Weaver
Gregory Weaver
Chief Financial Officer